UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2010

COMERICA INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10706	38-1998421
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Comerica Bank Tower

1717 Main Street, MC 6404

Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

(214) 462-6831

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 16, 2010, Comerica Incorporated (the “Company”), completed the public offer and sale of $300,000,000 aggregate principal amount of its 3.00% Senior Notes due 2015 (the “Notes”). The Notes were issued pursuant to an Indenture dated July 15, 2007, between the Company and The Bank of New York Mellon Trust Company, N.A. as successor to The Bank of New York Mellon, as trustee (the “Indenture”). The Notes were sold pursuant to an underwriting agreement, dated September 13, 2010 (the “Underwriting Agreement”) between the Company and Banc of America Securities LLC and J.P. Morgan Securities LLC, on behalf of themselves and the several underwriters named therein. The Underwriting Agreement and Indenture are attached to this Current Report on Form 8-K as Exhibit 1.1 and Exhibit 4.1, respectively, and are incorporated into this Item 8.01 by reference. The form of the Notes is attached to this Current Report on Form 8-K as Exhibit 4.2 and is incorporated into this Item 8.01 by reference.

The Underwriting Agreement, the Indenture and the Notes are more fully described in the prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on September 13, 2010, to the accompanying prospectus filed with the Commission on March 8, 2010, as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-163220) (the “Registration Statement”).

The foregoing descriptions of the Underwriting Agreement, the Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to Exhibits 1.1, 4.1 and 4.2, respectively.

This Current Report on Form 8-K is being filed, in part, for the purpose of filing the documents attached as Exhibits 1.1, 4.2, 5.1, 12.1 and 23.1 as exhibits to the Registration Statement in connection with the issuance of the Notes and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 13, 2010, between Comerica Incorporated and Banc of America Securities LLC and J.P. Morgan Securities LLC, on behalf of themselves and the several underwriters named therein

4.1	Indenture, dated as of July 15, 2007 between Comerica Incorporated and The Bank of New York Mellon Trust Company, N.A. as successor to The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 99.3 to Comerica Incorporated’s Current Report on Form 8-K dated July 27, 2007)

4.2	Form of 3.00% Senior Notes due 2015

5.1	Opinion of Wachtell, Lipton, Rosen & Katz

12.1	Calculation of Ratio of Earnings to Fixed Charges

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2010	COMERICA INCORPORATED

	By:	/s/ Jon W. Bilstrom
	Name:	Jon W. Bilstrom
	Title:	Executive Vice President - Governance, Regulatory Relations and Legal Affairs, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 13, 2010, between Comerica Incorporated and Banc of America Securities LLC and J.P. Morgan Securities LLC, on behalf of themselves and the several underwriters named therein

4.1	Indenture, dated as of July 15, 2007 between Comerica Incorporated and The Bank of New York Mellon Trust Company, N.A. as successor to The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 99.3 to Comerica Incorporated’s Current Report on Form 8-K dated July 27, 2007)

4.2	Form of 3.00% Senior Notes due 2015

5.1	Opinion of Wachtell, Lipton, Rosen & Katz

12.1	Calculation of Ratio of Earnings to Fixed Charges

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1)

4